SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549




                             FORM 8-K

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)
November 17, 1998



                        Cerner Corporation
      (Exact name of Registrant as specified in its charter)

     Delaware             0-15386                 43-1196944
(State or other     (Commission File             (I.R.S. Employer
jurisdiction of            Number)            Identification No.)
Incorporation)


 2800 Rockcreek Parkway, Suite 601, Kansas City, Missouri  64117
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (816) 221-1024

________________________________________________________________
(Former name or  former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

     Cerner Corporation issued a press release on November 17, 1998, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that on November 17, 1998, Cerner and General Electric Company, acting through its GE Medical Systems Division, formed a strategic alliance to integrate Cerner's HNA Millennium RadNet Radiology Information System with GE Medical Systems' Picture Archive and Communication Systems (PACS) technology. In addition, Cerner will have access to GE Medical Systems' extensive distribution and support capabilities in North America. In connection with this alliance, General Electric Company has agreed to purchase 670,000 shares of Cerner's common stock at $22.20 per share.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

     (a)  Financial Statements of Business Acquired:   None

     (b)  Pro Forma Financial Information:   None

     (c)  Exhibits:

          99.1 Press Release issued November 17, 1998.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              CERNER CORPORATION


Date: November 17, 1998       By: /s/ Marc Naughton
                              Marc Naughton, Chief Financial
                              Officer



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                          EXHIBIT INDEX

     Exhibit
     Number         Description                            Page


     99.1      Press Release issued November 17, 1998.